Exhibit 10.20.3

THIRD AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS THIRD AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is made as of August 13, 2020, by and among HCLP NOMINEES, L.L.C., a Delaware limited liability company (together with its successors, “HCLP”), individually as a Subordinated Creditor and as Subordinated Creditor Representative (as defined below) (together with its permitted assigns, the “Subordinated Creditor”), and HCLP, individually as a Senior Creditor and as Senior Creditor Representative (as defined below) (together with its permitted assigns, the “Senior Creditor”).

RECITALS

A.

Beneficient Capital Company, L.L.C., a Delaware limited liability company (the “Borrower”) and the Senior Creditor have entered into a Second Amended and Restated Credit Agreement, dated as of the date hereof, which amends that certain Amended and Restated Credit Agreement dated as of February 21, 2020 and effective as of May 10, 2019 (such Second Amended and Restated Credit Agreement, as the same has been amended through and including the date hereof, and as further may be amended, restated, supplemented or modified from time to time, including amendments and restatements thereof in its entirety, in each case as permitted hereunder, being hereinafter referred to as the “Credit Agreement”), pursuant to which certain lenders from time to time party to the Credit Agreement (such lenders being hereinafter referred to collectively as the “Senior Lenders” and individually as a “Senior Lender”) have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower, which obligations are to be guaranteed by the Guarantors (as hereinafter defined).

B.

The Borrower and the Subordinated Creditor have entered into a Second Amended and Restated Second Lien Credit Agreement, dated as of the date hereof, which amends that certain Amended and Restated Subordinated Credit Agreement, dated as of February 21, 2020 and effective as of May 10, 2019 (such Second Amended and Restated Second Lien Credit Agreement, as the same has been amended through and including the date hereof, and as further may be amended, restated, supplemented or modified from time to time, including amendments and restatements thereof in its entirety, in each case as permitted hereunder, being hereinafter referred to as the “Second Lien Credit Agreement”), pursuant to which certain lenders from time to time party to the Second Lien Credit Agreement (such lenders being hereinafter referred to collectively as the “Subordinated Lenders” and individually as a “Subordinated Lender”) have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower, which obligations are to be guaranteed by the Guarantors.

C.

The Subordinated Creditor and the Senior Creditor are currently party to the Second Amended and Restated Subordination and Intercreditor Agreement, dated on or about February 21, 2020 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Subordination and Intercreditor Agreement”).

D.	The Subordinated Creditor and the Senior Creditor wish to amended and restate the Existing Subordination and Intercreditor Agreement pursuant to and on the terms and conditions set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

Capitalized terms used but not otherwise defined in this Agreement shall have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Collateral” means all assets and property of each of the Loan Parties, whether now owned or existing or hereafter created, acquired, or arising and wherever located, of every kind and description, tangible or intangible, real or personal property, or mixed, including but not limited to all accounts, chattel paper, contracts, instruments, documents, general intangibles, investment property, deposit accounts, commercial tort claims, inventory, farm products, equipment, fixtures, and other goods of whatever kind, and real estate, and all proceeds and products thereof and additions and accessions thereto (including, without limitation, proceeds of any insurance policies maintained on or with respect to any of the foregoing).

“Collection Action” means, with respect to the Senior Debt or the Subordinated Debt Obligations any of the following: (a) to sue for, take, or receive (unless otherwise expressly permitted to be received pursuant to the terms of this Agreement) from or on behalf of any Loan Party, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Loan Party (excluding receipt of regularly scheduled payments of interest to the extent not prohibited to be paid or received hereunder), (b) to initiate or participate with others in any suit, action, or proceeding against any Loan Party to (i) enforce payment of or to collect the whole or any part of any Senior Debt or Subordinated Debt Obligations, as the case may be, or (ii) commence judicial enforcement of any of the rights and remedies under the Senior Debt Documents or the Subordinated Debt Documents, as the case may be, or applicable law with respect to any Senior Debt or Subordinated Debt Obligations, as the case may be, or the Common Collateral, (c) to demand payment or redemption or repurchase of (except as otherwise expressly permitted herein) or accelerate any Senior Debt or Subordinated Debt, as the case may be, (d) to exercise any put option or to cause any Loan Party to honor any redemption or mandatory prepayment obligation with respect to any Senior Debt or Subordinated Debt, as the case may be, or (e) to exercise any rights or remedies with respect to the Common Collateral or any part thereof or the commencement or prosecution of enforcement of any of the rights and remedies under the Senior Debt Documents or the Subordinated Debt Documents, as the case may be, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under the Bankruptcy Code; provided, however, that the term “Collection Action” shall not include (i) any suit or action initiated or maintained by the Subordinated Creditors within thirty (30) days of the expiration of, or such longer period, in each case solely to the extent necessary to, prevent the running of any applicable statute of limitations or other similar restriction on claims (provided that no money damages are received or retained in connection therewith), or (ii) any non-judicial procedural actions that may be required or desired as a precondition to acceleration (such as the giving of any notice of an event of default or reservation of acceleration rights). “Common Collateral” means all Collateral that is both Senior Collateral and Subordinated Collateral.

“Comparable Subordinated Debt Document” means, in relation to any Common Collateral subject to any Senior Debt Document, that Subordinated Debt Document that creates a security interest in the same Common Collateral, granted by the same Loan Party, as applicable.

“Default” means any Subordinated Default or Senior Default.

“DIP Financing” has the meaning set forth in Section 4.2.

“Distribution” means, with respect to any indebtedness or obligation (including, for the avoidance of doubt, any obligations in respect of equity securities), (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness or obligation, (b) any redemption, purchase or other acquisition of such indebtedness or obligation by any Person or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness or obligation in or upon any property of any Person.

“Guarantors” means and includes Beneficient Company Holdings, L.P., LT-1 Custody Trust, LT-2 Custody Trust, LT-3 Custody Trust, LT-4 Custody Trust, LT-5 Custody Trust, LT-6 Custody Trust, LT-7 Custody Trust, LT-8 Custody Trust, LT-9 Custody Trust, LT-12 Custody Trust, LT-14 Custody Trust, LT-15 Custody Trust, LT-16 Custody Trust, LT-17 Custody Trust, LT-18 Custody Trust, LT-19 Custody Trust, LT-20 Custody Trust, LT-21 Custody Trust, LT-22 Custody Trust, LT-23 Custody Trust, LT-24 Custody Trust, LT-25 Custody Trust, LT-26 Custody Trust, LT-27 Custody Trust, LT-28 Custody Trust and all other Persons now or from time to time guaranteeing all or any part of the Senior Debt or the Subordinated Debt.

“Indebtedness” means the Subordinated Debt and the Senior Debt, whether or not allowed as a claim in any Proceeding.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Loan Parties” means the Borrower and the Guarantors; provided, however, that if any Guarantor is released from its obligations or is voluntarily dissolved or liquidated, in each case as permitted by the Senior Debt Documents and, except as otherwise provided in Section 2.11 below, the Subordinated Debt Documents, such Guarantor shall no longer constitute a Loan Party hereunder. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Proceeding.

“Paid in Full” or “Payment in Full” means the irrevocable termination of all commitments to extend credit that would constitute Senior Debt, the payment in full in cash of all Senior Debt (except Unasserted Obligations), including (without limitation) principal, premium (if any), interest, fees, costs, and expenses (including but not limited to Post-Petition Interest, fees, costs, and expenses even if such interest, fees, costs, and expenses are not an allowed claim enforceable against any Loan Party in a bankruptcy case under applicable law).

“Permitted Additional Subordinated Securities” means (a) any equity securities issued in substitution of all or any portion of the Subordinated Debt that are subordinated in right of payment to the Senior Debt (or any notes or other securities issued in substitution of all or any portion of the Senior Debt), and (b) any notes or other debt securities issued in substitution of all or any portion of the Subordinated Debt that are subordinated to the Senior Debt (or any notes or other securities issued in substitution of all or any portion of the Senior Debt), in each case to the same extent that the Subordinated Debt is subordinated to the Senior Debt pursuant to the terms of this Agreement.

“Permitted Refinancing Senior Debt Documents” means any financing documentation which replaces the Credit Agreement and the other Senior Debt Documents and pursuant to which the Senior Debt under the Senior Debt Documents is refinanced, replaced or extended, as such financing documentation may be amended, supplemented, or otherwise modified from time to time as permitted hereunder, but specifically excluding any such financing documentation to the extent that it contains any terms, conditions, covenants or defaults that are, taken as a whole, materially more restrictive or burdensome than those which (a) then exist in the Senior Debt Documents, or (b) could be included in the Senior Debt Documents by an amendment or other modification that would not be prohibited by the terms of this Agreement (including, without limitation, Section 2.11), in each case unless such materially more burdensome terms, conditions, covenants and/or defaults are also granted to the Subordinated Creditors (giving effect to the then prevailing cushions and/or setbacks with respect to financial covenants, baskets and the like).

“Permitted Subordinated Debt Payments” means the following (a) regularly scheduled monthly interest payments in respect of the Subordinated Debt in accordance with the terms of the Subordinated Debt Documents; (b) the payment of closing fees and reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) in connection with the execution and delivery of the Subordinated Debt Documents as and when due and payable on a non-accelerated basis; (c) the payment of reasonable fees paid in consideration for any amendment, consent, waiver, forbearance or similar arrangement in connection with the Subordinated Debt Documents (to the extent customary, and not in excess of generally prevailing market rates, for such transactions at such time under similar circumstances); (d) the payment of reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) as and when due and payable on a non-accelerated basis in accordance with the Subordinated Debt Documents; and (e) accrual (and not payment in cash) of default interest in accordance with the terms of the Subordinated Debt Documents as in effect on the date hereof or as modified in accordance with the terms of this Agreement.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or any other entity or organization, including a government or agency or political subdivision thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Proceeding, whether or not allowed or allowable in any such Proceeding.

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee, or other officer with similar powers or any other proceeding for the liquidation, dissolution, or other winding up of a Person, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Senior Collateral” means all Collateral in which a Lien is granted or purported to be granted to any Senior Creditor as security for any Senior Debt.

“Senior Covenant Default” means (a) an Event of Default as defined in any Senior Debt Document, and/or (b) a default in the performance of any term, covenant or condition contained in any Senior Debt Document or the existence of any condition or the occurrence of any event permitting any Senior Creditor to accelerate the payment of all or any portion of the Senior Debt (whether or not any such Indebtedness is accelerated), in each case other than a Senior Payment Default.

“Senior Creditor Representative” means HCLP or such other agent for the Senior Creditors appointed with the written consent of each Senior Lender.

“Senior Creditors” means and includes the Senior Lenders, the Senior Creditor Representative, and each and all of the holders at any time and from time to time of the Senior Debt, in each case together with their successors and assigns, and including any lender or other financial institution extending credit to refinance, in whole or in part (but, if in part, with the prior written consent of the Senior Creditor Representative), the Senior Debt then outstanding.

“Senior Debt” means (i) all “Obligations,” as such term is defined in the Credit Agreement, including (x) all principal of and interest on all borrowings and all other credit or financial accommodations extended under the Credit Agreement, (y) all reasonable fees, charges, costs, expenses (including, without limitation, court costs and attorneys’ fees), and other reasonable amounts payable under, and all other claims (including, without limitation, claims arising out of breaches of representations, warranties, or covenants) arising out of and in connection with, the Credit Agreement and any other indenture, agreement, or other instrument governing such credit or financial accommodation, and (z) all indebtedness, obligations, and liabilities from time to time arising in connection with any Collateral for or guaranties of such borrowings or other credit or financial accommodations (and including in each case Post-Petition Interest, fees, costs, and expenses even if such interest, fees, costs, and expenses are not an allowed claim enforceable against any Loan Party in a bankruptcy case under applicable law), and (ii) any and all deferrals, renewals and extensions of the foregoing and refinancings of the foregoing under any Permitted Refinancing Senior Debt Documents (whether or not with the same Senior Creditors); provided, that in no event shall the aggregate principal amount of Senior Debt consisting of loans at any one time outstanding entitled to the benefits of the subordination provisions of this Agreement exceed $135,000,000, plus all accrued and unpaid interest (including any capitalized interest) payable in kind by being capitalized and added to the then outstanding principal balance of the Senior Debt, less all indefeasible payments of principal made in respect of the Loans (as such term is defined in the Credit Agreement) after the date hereof and any other permanent reductions of the Commitment (as such term is defined in the Credit Agreement) under the Credit Agreement.

“Senior Debt Documents” means the Credit Agreement, all promissory notes issued to the Senior Lenders pursuant to the Credit Agreement, each Collateral Document (as defined in the Credit Agreement), each other Loan Document (as defined in the Credit Agreement) and all other documents, agreements, and instruments evidencing, securing, guaranteeing, or otherwise pertaining to all or any portion of the Senior Debt executed from time to time in connection therewith, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Senior Default” means any Senior Payment Default or Senior Covenant Default.

“Senior Default Notice” means a written notice sent by the Senior Creditor Representative to the Subordinated Creditor Representative pursuant to which the Subordinated Creditors are notified of the existence of a Senior Covenant Default.

“Senior Liens” means any Lien created by the Senior Debt Documents.

“Senior Payment Default” means (i) a default in the payment when due (whether by lapse of time, acceleration, or otherwise) of all or any portion of the Senior Debt consisting of principal, interest or any scheduled fee, or (ii) an Event of Default (as defined in the Credit Agreement) resulting from the failure to pay any other amounts due and owing under the Senior Debt Documents.

“Subordinated Collateral” means all Collateral in which a Lien is granted or purported to be granted to any Subordinated Creditor as security for any Subordinated Debt Obligation.

“Subordinated Covenant Default” means (a) an Event of Default as defined in any Subordinated Debt Document, and/or (b) a default in the performance of any term, covenant or condition contained in any Subordinated Debt Document or the existence of any condition or the occurrence of any event permitting any Subordinated Creditor to accelerate the payment of all or any portion of the Subordinated Debt (whether or not any such Indebtedness is accelerated), in each case other than a Subordinated Payment Default.

“Subordinated Creditor Representative” means HCLP or such other agent for the Subordinated Creditors appointed with the written consent of each Subordinated Lender.

“Subordinated Creditors” means and includes the Subordinated Lenders, the Subordinated Creditor Representative, and each and all of the holders at any time and from time to time of the Subordinated Debt, in each case together with their successors and assigns, and including any lender or other financial institution extending credit to refinance, in whole or in part (but, if in part, with the prior written consent of the Subordinated Creditor Representative), the Subordinated Debt then outstanding.

“Subordinated Debt” means (i) all “Obligations,” as such term is defined in the Second Lien Credit Agreement, including (x) all principal of and interest on all borrowings and all other credit or financial accommodations extended under the Second Lien Credit Agreement, (y) all reasonable fees, charges, costs, expenses (including, without limitation, court costs and attorneys’ fees), and other reasonable amounts payable under, and all other claims (including, without limitation, claims arising out of breaches of representations, warranties, or covenants) arising out of and in connection with, the Second Lien Credit Agreement and any other indenture, agreement, or other instrument governing such credit or financial accommodation, and (z) all indebtedness, obligations, and liabilities from time to time arising in connection with any Collateral for or guaranties of such borrowings or other credit or financial accommodations (and including in each case Post-Petition Interest, fees, costs, and expenses even if such interest, fees, costs, and expenses are not an allowed claim enforceable against any Loan Party in a bankruptcy case under applicable law), and (ii) any indebtedness, obligations, and liabilities under any Permitted Additional Subordinated Securities (whether or not with the same Subordinated Creditors).

“Subordinated Debt Documents” means the Second Lien Credit Agreement, all promissory notes issued to the Subordinated Lenders pursuant to the Second Lien Credit Agreement, each Collateral Document (as defined in the Second Lien Credit Agreement), each other Loan Document (as defined in the Second Lien Credit Agreement), and all other documents, agreements, and instruments evidencing, securing, guaranteeing, or otherwise pertaining to all or any portion of the Subordinated Debt executed from time to time in connection therewith, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Subordinated Debt Obligations” means the Subordinated Debt (including, for the avoidance of doubt, any Permitted Additional Subordinated Securities) and the Permitted Subordinated Debt Payments.

“Subordinated Default” means any Subordinated Payment Default or Subordinated Covenant Default.

“Subordinated Default Notice” means any written notice from the Subordinated Creditor Representative to the Senior Creditors or the Senior Creditor Representative pursuant to which the Senior Creditors are notified of the occurrence of a Subordinated Default.

“Subordinated Liens” means any Lien created by the Subordinated Debt Documents.

“Subordinated Payment Default” means (i) a default in the payment when due (whether by lapse of time, acceleration, or otherwise) of all or any portion of the Subordinated Debt consisting of principal, interest or any scheduled fee, or (ii) an Event of Default (as defined in the Second Lien Credit Agreement) resulting from the failure to pay any other amounts due and owing under the Subordinated Debt Documents.

“Subsidiary” means any corporation or other Person controlling more than 50% of the outstanding ordinary voting shares or other equity interests of which is at the time directly or indirectly owned by the Borrower, by one or more of its Subsidiaries, or by the Borrower and/or one or more of its Subsidiaries.

“Third Intercreditor Amendment and Restatement Date” means the date hereof.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“Unasserted Obligations” means, at any time, obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for the principal of and interest on, and fees relating to, any indebtedness) in respect of which no claim or demand for payment has been made (or, in the case of obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

SECTION 2. DEBT SUBORDINATION AND LIEN PRIORITIES.

2.1. Subordination of Subordinated Debt to Senior Debt. The Borrower and each of the other Loan Parties hereby covenant and agree, and the Subordinated Creditors by their acceptance of this Agreement (or by their acceptance of any of the Subordinated Debt, whether upon original issue, upon transfer or assignment, or otherwise) likewise covenant and agree, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior Payment in Full of the Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed, or guaranteed, shall be deemed to have acquired the Senior Debt in reliance upon the provisions contained in this Agreement.

2.2. Proceedings.

(a) Payments. In the event of any Proceeding involving any Loan Party, (i) all Senior Debt shall be Paid in Full before any Distribution with respect to the Subordinated Debt shall be made (other than a distribution of Permitted Additional Subordinated Securities which the Subordinated Creditors are hereby specifically authorized to receive and retain); (ii) any Distribution, whether in cash, property, or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Subordinated Debt (other than a distribution of Permitted Additional Subordinated Securities which the Subordinated Creditors are hereby specifically authorized to receive and retain), shall be paid or delivered directly to the Senior Creditor Representative (to be applied or otherwise held as collateral security for the Senior Debt in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full, and the Subordinated Creditors irrevocably authorize, empower, and direct all receivers, trustees, liquidators, custodians, conservators, and other Persons having authority in the premises to effect all such payments and distributions, and the Subordinated Creditors also irrevocably authorize and empower the Senior Creditor Representative to demand, sue for, collect, and receive every such payment or distribution, provided the Senior Creditor Representative shall have no obligation to exercise any such authority with respect to the claims of the Subordinated Creditors; and (iii) the Subordinated Creditors agree to execute and deliver to the Senior Creditor Representative all such further instruments as the Senior Creditor Representative may reasonably request (and at no mandatory cost to any Subordinated Creditor) confirming the authorization referred to in the foregoing clause (ii).

(b) Voting and Other Matters. At any meeting of creditors or in the event of any Proceeding involving any Loan Party, the Subordinated Creditors shall retain the right to vote, file a proof of claim, and otherwise act with respect to the Subordinated Debt (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), provided that the Subordinated Creditors shall not take any such action which is inconsistent with the provisions of this Agreement and shall not initiate or prosecute any claim or action in such Proceeding challenging the enforceability of this Agreement, the enforceability, validity or priority of the Senior Debt, or the enforceability, validity, perfection or priority of any Liens securing the Senior Debt. In the event any Subordinated Creditor fails to execute, verify, deliver, and/or file any proofs of claim in respect of its Subordinated Debt in connection with any such Proceeding prior to five (5) days before the expiration of the time to file any such proof of claim or fails to vote any such claim in any such Proceeding prior to five (5) days before the expiration of the time to vote any such claim, each such Subordinated Creditor hereby irrevocably authorizes, empowers, and appoints the Senior Creditor Representative as such Subordinated Creditor’s agent and attorney-in-fact to execute, verify, deliver, and file such proofs of claim and vote such claim in any Proceeding to the extent permitted by applicable law; provided the Senior Creditor Representative shall have no obligation to do so or to exercise any such authority with respect to the claims of any Subordinated Creditor and, if the Senior Creditor Representative elects to exercise such authority, the Senior Creditor Representative may do so in a manner consistent with the sole interest of the Senior Creditors and shall have no duty to take any action to maximize any Subordinated Creditor’s recovery with respect to its claims on the Subordinated Debt owing to it. In the event that the Senior Creditor Representative votes any claim in accordance with the authority granted hereby, the relevant Subordinated Creditor shall not be entitled to change or withdraw such vote.

(c) Reinstatement. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Creditors and the Subordinated Creditors even if all or part of the Senior Debt or the Liens securing the Senior Debt are subordinated, set aside, avoided, or disallowed in connection with any such Proceeding. This Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

2.3. Restrictions on Payment of Subordinated Debt.

(a)

Restricted Payments upon Senior Default. Notwithstanding the terms of the Subordinated Debt Documents, the Subordinated Creditors shall neither be entitled to nor shall they receive or accept, and no Loan Party shall make, any payment or Distribution with respect to the Subordinated Debt (whether for principal, interest, premium, equity distribution or otherwise) (notwithstanding the expressed maturity or any other time for the payment of any Subordinated Debt) other than Permitted Subordinated Debt Payments and Permitted Additional Subordinated Securities, subject to the terms of Section 2.2 of this Agreement; provided, however, that the Subordinated Creditors shall neither be entitled to nor shall they receive or accept, and no Loan Party shall make, any payment or Distribution with respect to the Subordinated Debt (including, any Permitted Subordinated Debt Payment), but excluding reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees) and Permitted Additional Subordinated Securities if, at the time of such payment or immediately after giving effect thereto a Senior Payment Default exists.

The Borrower may resume payments and Distributions of Permitted Subordinated Debt Payments and Permitted Additional Subordinated Securities (and may make any payments and Distributions of Permitted Subordinated Debt Payments and Permitted Additional Subordinated Securities missed due to the application of the preceding paragraph) and the Subordinated Creditors may accept such payments and Distributions in respect of the Subordinated Debt, in the case of a Senior Payment Default, upon a cure or waiver thereof in accordance with the terms of the Senior Debt Documents or, if the Senior Payment Default resulted in or from the acceleration of the Senior Debt, upon such acceleration being annulled or rescinded in accordance with the terms of the Senior Debt Documents.

(b)	Non-Applicability to Proceeding. The provisions of this Section 2.3 shall not apply to any payment with respect to which Section 2.2 would be applicable.

2.4. Payments Otherwise Permitted. The failure of any Loan Party to make any payment with respect to the Subordinated Debt by reason of the operation of Section 2.3 shall not be construed as preventing the occurrence of a Subordinated Default under the applicable Subordinated Debt Documents. Nothing contained in this Section 2 or elsewhere in this Agreement or in the Subordinated Debt Documents shall prevent any Loan Party at any time, except during the pendency of any Proceeding referred to in Section 2.2 or under the conditions referred to in Section 2.3 or as a result of any event or circumstance otherwise prohibited under Section 2.7, from making Permitted Subordinated Debt Payments, or prevent the Subordinated Creditors from receiving Permitted Subordinated Debt Payments, at any time on account of Subordinated Debt accrued to and payable on the date of such payment, in each case, without giving effect to any provisions of the Subordinated Debt Documents, including any provisions permitting voluntary prepayment or requiring mandatory prepayment or redemption, which would have the effect of increasing the amount, or frequency, of any such payment.

2.5. Restriction on Action by Subordinated Creditors. Until the Senior Debt is Paid in Full, the Subordinated Creditors shall not:

(a) institute any suit or other Proceeding or assert in any suit or other Proceeding any claim against any Senior Creditor seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Senior Creditor shall be liable for, any action taken or omitted to be taken by any Senior Creditor with respect to the Common Collateral or pursuant to the Senior Debt Documents;

(b) make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Loan Party or any of its subsidiaries or affiliates under or with respect to any Subordinated Debt Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Subordinated Debt Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Subordinated Debt Document;

(c) commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Common Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Common Collateral or pursuant to the Subordinated Debt Documents; or

(d) take any other Collection Action with respect to the Subordinated Debt, except as expressly permitted in the following sentence or Section 2.2 hereof, in each case, upon the earliest to occur of:

(x)

the passage of 180 days from the date the Senior Creditor Representative shall have received in accordance with Section 10 hereof a Subordinated Default Notice of any Subordinated Default described therein from the Subordinated Creditor Representative and of its or any Subordinated Creditor’s intention to take any Collection Action if such Subordinated Default shall not have been cured or waived within such period;

(y)	acceleration of the Senior Debt; and

(z)	the occurrence of any Proceeding with respect to any Loan Party or its assets;

the Subordinated Creditors may, upon not less than (A) in the case of a clause (x) above, five (5) business days, and (B) in the case of clauses (y) and (z) above, one (1) business day, prior written notice to the Senior Creditor Representative, accelerate the Subordinated Debt or require the mandatory prepayment thereof or take any other Collection Action in respect of the Subordinated Debt; provided, however, that if following the acceleration of the Senior Debt as described in clause (y) above such acceleration is rescinded, then all Collection Actions taken by the Subordinated Creditors shall likewise be rescinded if such Collection Action is based solely on clause (y) above, unless the related judicial action would be dismissed with prejudice to the Subordinated Creditors. Such notice may be given during the 180-day period described in clause (x) above, provided that the Subordinated Creditors shall not be entitled to take any such actions until the expiration of such 180-day period with respect to actions initiated pursuant to clause (x) above. All Collection Actions taken by the Subordinated Creditors shall at all times be and remain subject to the terms of this Agreement and any and all Distributions received by the Subordinated Creditors in respect of the Subordinated Debt pursuant to any Collection Action shall be paid over to the Senior Creditor Representative for application to the Payment in Full of the Senior Debt (whether or not then due) in such order and manner as the Senior Creditors shall determine until all Senior Debt is Paid in Full. Notwithstanding the foregoing, but subject to the terms and conditions of this Agreement, the Subordinated Creditors may vote, file proofs of claim, and otherwise act with respect to the Subordinated Debt in any Proceeding involving any Loan Party or its assets to the extent permitted by Section 2.2 hereof.

2.6.

No Prepayments. Under no circumstances shall any Loan Party be entitled to make, or the Subordinated Creditors be entitled to demand, take, receive, or retain, any voluntary prepayments or distributions or any voluntary repurchase or redemption of any Subordinated Debt prior to the Payment in Full of the Senior Debt. Payments received by the Subordinated Creditors after acceleration of the Subordinated Debt or the commencement of a Collection Action by the Subordinated Creditors otherwise permitted by this Agreement shall not constitute a prohibited prepayment under this Section 2.6, provided that any and all such payments and collections received shall be subject to being paid over to the Senior Creditor Representative for application to the payment of all Senior Debt until Paid in Full in accordance with this Agreement.

2.7.	Limitation on Collateral and Guaranties Supporting Subordinated Debt; Lien Priorities.

(a) Until the Senior Debt is Paid in Full, the parties hereto agree that (i) there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Subordinated Debt Obligation if these same assets are not subject to, and do not become subject to, a Lien securing the Senior Debt and (ii) if any Subordinated Creditor shall acquire or hold any Lien on any assets of any Loan Party securing any Subordinated Debt Obligation which assets are not also subject to the first-priority Lien of the Senior Creditor Representative under the Senior Debt Documents, then the Subordinated Creditor Representative, upon demand by the Senior Creditor Representative, will without the need for any further consent of any other Subordinated Creditor, notwithstanding anything to the contrary in any other Subordinated Debt Document either (x) release such Lien or (y) assign it to the Senior Creditor Representative as security for the Senior Debt (in which case the Subordinated Creditor Representative may retain a junior lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Senior Creditors, the Subordinated Creditor Representative and the other Subordinated Creditors agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.7(a) shall be subject to Section 3.1.

(b) (i) Any and all Liens now existing or hereafter created or arising in favor of any Subordinated Creditor securing the Subordinated Debt Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the Senior Creditors securing the Senior Debt, notwithstanding (A) anything to the contrary contained in any agreement or filing to which any Subordinated Creditor may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (B) any provision of the Uniform Commercial Code or any applicable law or any

Senior Debt Document or Subordinated Debt Document or any other circumstance whatsoever and (C) the fact that any such Liens in favor of any Senior Creditor securing any of the Senior Debt are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Subordinated Debt Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(ii) No Senior Creditor or Subordinated Creditor shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other. Notwithstanding any failure by any Senior Creditor or Subordinated Creditor to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the Senior Creditors or the Subordinated Creditors, the priority and rights as between the Senior Creditors and the Subordinated Creditors with respect to the Common Collateral shall be as set forth herein.

(c) The Subordinated Creditor Representative on behalf of itself and the other Subordinated Creditors acknowledges that subject to Section 2.11(a), the Senior Debt may be increased or reduced, and that the terms of the Senior Debt may be modified, extended or amended from time to time, and that the aggregate amount of the Senior Debt may be increased, replaced or refinanced, in each event, without affecting the provisions hereof. The lien priorities provided in Section 2.7(b) shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the Senior Debt subject to Section 2.11(a) or the Subordinated Debt Obligations, or any portion thereof.

(d) (i) The Subordinated Creditor Representative on behalf of itself and the other Subordinated Creditors agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Subordinated Creditor Representative shall be in form satisfactory to the Senior Creditor Representative.

(ii) The Subordinated Creditor Representative agrees on behalf of itself and the other Subordinated Creditors that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or thereafter filed against real property in favor of or for the benefit of the Subordinated Creditor Representative shall be in form satisfactory to the Senior Creditor Representative and shall contain a notation substantially in the following form: “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to HCLP Capital Management, LLC, as Senior Creditor Representative, in such property, in accordance with the provisions of the Third Amended and Restated Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of August 13, 2020, among HCLP Nominees, L.L.C., individually as a Senior Creditor and as Senior Creditor Representative, and HCLP Nominees, L.L.C., individually as a Subordinated Creditor and as Subordinated Creditor Representative, as amended, restated, amended and restated, supplemented or otherwise modified from time to time”.

2.8.

Incorrect Payments. If any payment or distribution on account of the Subordinated Debt not permitted to be made by any Loan Party or received by Subordinated Creditors under this Agreement is received by Subordinated Creditors before all Senior Debt is Paid in Full, such payment or distribution shall be held in trust by the Subordinated Creditors for the benefit of the holders of the Senior Debt, and shall be promptly paid over to the Senior Creditor Representative for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid in Full.

2.9.

Sale Transfer, etc. The Subordinated Creditors shall not sell, assign, pledge, dispose of, or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document (a) without giving prior written notice of such action to the Senior Creditor Representative, and (b) unless, prior to or concurrently with the consummation of any such action, the transferee thereof shall execute and deliver to the Senior Creditor Representative an agreement providing for the continued subordination of the Subordinated Debt to the Senior Debt on the terms provided herein, for the continued subordination of any Liens on the Common Collateral (or any interest therein) securing the Subordinated Debt to the Liens on the Common Collateral securing the Senior Debt, and for the continued effectiveness of all of the rights of the Senior Creditors and holders of the Senior Debt arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition, or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Creditors; provided, that any Subordinated Creditor may, at any time without notice to Senior Creditor Representative and without requiring delivery of a joinder or other documentation at such time, pledge, collaterally assign or grant a security interest in its interests in the Subordinated Debt to any secured lender of such Subordinated Creditor and such secured lender shall have the right to enforce such pledge, collateral assignment or grant of security interest in accordance with the terms thereof, in each case subject in all respects to the terms and conditions of this Agreement; provided further that, promptly after consummation thereof, the relevant Subordinated Creditor shall provide notice of any such pledge, collateral assignment or grant of security interest to the Senior Creditor Representative.

2.10.	Legends. Until the Senior Debt is Paid in Full, the Second Lien Credit Agreement and any other Subordinated Debt Document at all times shall contain in a conspicuous manner the following legend:

This agreement and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Third Amended and Restated Subordination and Intercreditor Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”), dated as of August 13, 2020, among HCLP Nominees, L.L.C., a Delaware limited liability company (together with its successors and permitted assigns), individually as a Subordinated Creditor and as Subordinated Creditor Representative, and HCLP Nominees, L.L.C., a Delaware limited liability company, individually as a Senior Creditor and as Senior Creditor Representative and in such capacity as agent for the Senior Lenders referred to therein (and its successors and assigns in such capacity), to the Senior Debt described in the Subordination Agreement, and each holder of this instrument, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and the terms of this Agreement, the terms of the Subordination Agreement shall govern and control.

2.11.	Modifications to Senior Debt and Subordinated Debt.

(a) The Senior Creditors may at any time and from time to time without the consent of or notice to the Subordinated Creditors, without incurring liability to the Subordinated Creditors and without impairing or releasing the obligations of the Subordinated Creditors under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing, securing, guaranteeing, or otherwise relating to the Senior Debt (provided it being understood that nothing herein shall be deemed a waiver or consent by the Subordinated Creditors to any Loan Party under any Subordinated Debt Document with respect to any of the foregoing); provided that, without the written consent of each Subordinated Lender, the Senior Creditors will not: (i) shorten the final contractual maturity date of the Loans (as such term is defined in the Credit Agreement) to a date which is less than thirty (30) days prior to March 31, 2022, (ii) advance the scheduled amortization of principal on the Loans (as such term is defined in the Credit Agreement) other than by acceleration (determined exclusive of amortization and other mandatory prepayments thereof as provided for in the Credit Agreement on Third Intercreditor Amendment and Restatement Date), (iii) other than as permitted by the Credit Agreement as in effect on the Third Intercreditor Amendment and Restatement Date, increase the pre-default interest rates applied to the unpaid principal balance of Senior Debt from time to time outstanding (or change the base or comparable reference rate upon which any floating rate of interest is calculated), (iv) add any new or make more restrictive any event of default or covenant existing in the Credit Agreement on Third Intercreditor Amendment and Restatement Date or (v) increase the principal amount of the Senior Debt in excess of $135,000,000, plus all accrued and unpaid interest (including any capitalized interest) payable in kind by being capitalized and added to the then outstanding principal balance of the Senior Debt, less all indefeasible payments of principal made in respect of the Loans (as such term is defined in the Credit Agreement) after August 13, 20200 and any other permanent reductions of the Commitment (as such term is defined in the Credit Agreement) under the Credit Agreement.

(b) Until the Senior Debt is Paid in Full, notwithstanding anything contained in the Subordinated Debt Documents to the contrary, the Subordinated Creditors shall not, without the prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) of the Senior Creditor Representative, agree to any amendment, modification or supplement to the Subordinated Debt Documents, other than any such amendment, modification or supplement that does not adversely affect the Senior Creditors or any of the Senior Creditors’ rights or interests in the Common Collateral or violate any of the terms or conditions set forth in this Agreement; provided that, notwithstanding the foregoing, without the written consent of each Senior Lender, the Subordinated Creditors will not: (i) shorten the final contractual maturity date of the Loans (as specified in the Second Lien Credit Agreement) to a date which is prior to the Scheduled Maturity Date (as defined in the Credit Agreement) in effect at such time after giving effect to any extension of such Scheduled Maturity Date in effect at such time pursuant to Section 2.05 of the Credit Agreement), (ii) other than as permitted by the Second Lien Credit Agreement as in effect on the Third Intercreditor Amendment and Restatement Date, increase the interest rates (including, for the avoidance of doubt, any post-default interest rates) applied to the unpaid principal balance of Subordinated Debt from time to time outstanding or (iii) permit the default interest or any other post-default interest payable under the Subordinated Debt Documents to be paid or payable in cash or any other form of payment (other than as paid-in-kind interest that is added to the principal balance of the Subordinated Debt) at any time prior to the Payment in Full of the Senior Debt.

(c) In the event the Senior Creditor Representative enters into any amendment, waiver or consent in respect of any of the Senior Debt Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Debt Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Subordinated Debt Document without the consent of or action by any Subordinated Creditor (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Subordinated Debt Documents), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to a Lien granted or created pursuant to any Subordinated Debt Documents, except to the extent that a release of such Lien is permitted by Section 3.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Subordinated Creditors and does not affect the Senior Creditors in a like or similar manner shall not apply to the Subordinated Debt Documents without the consent of the Subordinated Creditor Representative and (iii) notice of such amendment, waiver or consent shall be given to the Subordinated Creditor Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

2.12.	No Contest by Subordinated Creditor; Administration of Senior Debt; Judgment Creditors.

(a) The Subordinated Creditors agree that they will not at any time (i) contest the validity, perfection, priority, or enforceability of the Senior Debt, the Senior Debt Documents, or the Liens of the Senior Creditors and any other holders of any Senior Debt in any Common Collateral securing any Senior Debt or (ii) take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Subordinated Debt Obligation pari passu with or senior to, or to give any Subordinated Creditor any preference or priority relative to, the Liens with respect to the Senior Debt or the Senior Creditors with respect to any of the Common Collateral. The Subordinated Creditors agree they will not oppose, object to, interfere with, hinder or delay, in any manner, which by judicial proceedings (including without limitation the filing of a Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of any Common Collateral by the Senior Creditors or any other Collection Action taken (or any forbearance from taking any Collection Action) by or on behalf of the Senior Creditors.

(b) The Subordinated Creditors agree that the Senior Creditors, in the course of administering extensions of credit to the Borrower, or in exercising their rights or remedies with respect to any Senior Debt, may from time to time in their respective discretion release proceeds of accounts receivable or other Common Collateral to the Loan Parties in accordance with the terms of the Senior Debt Documents, or otherwise deal with the Common Collateral and any other property or assets of the Loan Parties, without in any event any notice or accounting to the Subordinated Creditors whatsoever. The Subordinated Creditors further agree that the Senior Creditors have complete discretion in, and shall not be liable in any manner to the Subordinated Creditors for, determining how, when, and in what manner the Senior Creditors administer extensions of credit to the Borrower or any other Loan Party or exercise any rights or remedies with respect to, or foreclose or otherwise realize upon, any Common Collateral for any Senior Debt or any other property or assets or pursuant to any Senior Debt Documents. Without in any way limiting the foregoing, the Subordinated Creditors specifically acknowledge and agree that the Senior Creditors may take such action(s) as they deem appropriate to enforce the Senior Debt or any Common Collateral or guaranties therefor, whether or not such action is beneficial to the interest of the Subordinated Creditors and that the Subordinated Creditors shall not have any right to consent or object to the exercise by the Senior Creditor Representative or any other Senior Creditor of any right, remedy or power with respect to the Common Collateral or pursuant to the Senior Debt Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this sentence, whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right). The Subordinated Creditors, and all who may claim through or under them, hereby expressly waive and release any and all rights to have the Common Collateral or any part thereof marshaled upon any foreclosure, sale, or other realization thereon or disposition thereof by the Senior Creditors. In order for the Senior Creditors to enforce their rights in the Common Collateral or any guaranty for the Senior Debt, there shall be no obligation on the part of the Senior Creditors at any time to resort for payment of the Senior Debt to any obligor thereon or guarantor thereof, or to any other Person, their properties or estates, or to resort to any other rights or remedies whatsoever; and the Senior Creditors shall have the right to foreclose or otherwise realize upon any Common Collateral or to enforce any guaranty irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

(c) In the event that any Subordinated Creditor becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Senior Liens and the Senior Debt) to the same extent as all other Liens securing the Subordinated Debt Obligations are subject to the terms of this Agreement.

2.13.

Default Notices. The Borrower shall provide the Senior Creditor Representative with written notice promptly after a senior officer of the Borrower becomes aware of the occurrence of any Subordinated Default, and shall notify the Senior Creditor Representative in the event a senior officer of the Borrower becomes aware that such Subordinated Default is cured or waived. The Borrower shall provide the Subordinated Creditor Representative with written notice promptly after a senior officer of the Borrower becomes aware of the occurrence of any Senior Default, and shall notify the Subordinated Creditor Representative in the event a senior officer of the Borrower becomes aware that such Senior Default is cured or waived.

2.14.

Defined Rights of Creditors; Borrower Obligations Unconditional. The provisions of this Section 2 are solely for the purpose of defining the relative rights of Subordinated Creditors and the holders of the Subordinated Debt, and the rights of the Senior Creditors and holders of Senior Debt, and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, the Loan Parties. As between the Loan Parties and the Subordinated Creditors, nothing contained herein shall impair the unconditional and absolute obligation of the Loan Parties to the Subordinated Creditors to pay the Subordinated Debt as such Subordinated Debt shall become due and payable in accordance with the Subordinated Debt Documents.

2.15.

Subrogation. After the Payment in Full of the Senior Debt, and prior to repayment in full of the Subordinated Debt, the Subordinated Creditors shall be subrogated to the rights of the Senior Creditors to the extent that distributions otherwise payable to the Subordinated Creditors have been applied to the Senior Debt in accordance with the provisions of Section 2 of this Agreement. For purposes of each subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property, or securities to which the Subordinated Creditors would be entitled except for the provisions of this Agreement, and no payments pursuant to the provisions of this Agreement to the holders of the Senior Debt by the Subordinated Creditors, shall, as among any Loan Party, its creditors (other than the Senior Creditors), any guarantors of the Senior Debt or the Subordinated Debt, and the Subordinated Creditors be deemed to be a payment or distribution by such Loan Party or such guarantor to or on account of the Senior Debt, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and the Senior Creditor Representative and the Senior Creditors on the other hand. The Senior Creditors shall have no obligation or duty to protect the Subordinated Creditors’ rights of subrogation arising pursuant to this Agreement or under any applicable law, nor shall the Senior Creditors be liable for any loss to, or impairment of, any subrogation rights held by the Subordinated Creditors.

2.16.	Collateral In Possession or Control; Perfection of Collateral.

(a) In the event that Senior Creditor Representative (or a third party on its behalf), (i) takes possession of or has “control” (as such term is used in the UCC as in effect in each applicable jurisdiction) over any Common Collateral for purposes of perfecting its Liens therein (including stock certificates, instruments, chattel paper, depository accounts and securities accounts) or (ii) has a perfected Lien in any Common Collateral in which the Subordinated Creditor Representative fails to have a perfected Lien in favor of the Subordinated Creditors (including any real property), Senior Creditor Representative shall be deemed to be holding such Collateral or Liens as gratuitous bailee and as a non-fiduciary representative for all Subordinated Creditors, including the Subordinated Creditor Representative, solely to the extent required to perfect the Subordinated Creditor Representative’s Lien thereon; provided that the duties or responsibilities of Senior Creditor Representative under this Section 2.16(a) shall be limited solely to holding the relevant Collateral as bailee and non-fiduciary representative in accordance with this Section 2.16(a) and Senior Creditor Representative shall not have any duty or liability to protect or preserve any rights pertaining to any of the Collateral for the Subordinated Creditor Representative or any Subordinated Creditor and, the Subordinated Creditor Representative, on its own behalf and on behalf of the Subordinated

Creditors, hereby waives and releases the Senior Creditor Representative from all claims and liabilities arising pursuant to its role as such representative, except for claims and liabilities arising from gross negligence or willful misconduct of the Senior Creditor Representative as finally determined pursuant to a final order of a court of competent jurisdiction. Promptly following Payment in Full, to the extent that the Subordinated Debt (other than Unasserted Obligations) shall not have been paid in full, Senior Creditor Representative shall, upon the request of the Subordinated Creditor Representative and at the expense of the Borrower, deliver the remainder of such Collateral, if any, in its possession to the designee of the Subordinated Creditor Representative (except as may otherwise be required by applicable law or court order). Subordinated Creditor Representative, on its own behalf and on behalf of the Subordinated Creditors, hereby appoints Senior Creditor Representative as its gratuitous bailee and non-fiduciary representative for the purposes of perfecting its security interest as described in this Section 2.16(a). Senior Creditor Representative, in acting pursuant to this Section 2.16(a), shall not have, or be deemed to have, a fiduciary relationship in respect of Subordinated Creditor Representative or any Subordinated Creditor.

(b) In the event that Subordinated Creditor Representative (or a third party on its behalf), (i) takes possession of or has “control” (as such term is used in the UCC as in effect in each applicable jurisdiction) over any Common Collateral for purposes of perfecting its Liens therein or (ii) has a perfected Lien in any Common Collateral in which the Senior Creditor Representative fails to have a perfected Lien in favor of the Senior Creditors, the Subordinated Creditor Representative shall be deemed to be holding such Collateral or Liens as gratuitous bailee and as a non-fiduciary representative for the Senior Creditors, including the Senior Creditor Representative, solely for purposes of perfection of its Lien under the Uniform Commercial Code; provided that the duties or responsibilities of Subordinated Creditor Representative under this Section 2.16(b) shall be limited solely to holding the relevant Collateral as bailee and nonfiduciary representative in accordance with this Section 2.16(b) and the Subordinated Creditor Representative shall not have any duty or liability to protect or preserve any rights pertaining to any of the Collateral for the Senior Creditor Representative or any Senior Creditor and, the Senior Creditor Representative, on its own behalf and on behalf of the Senior Creditors, hereby waives and releases the Subordinated Creditor Representative from all claims and liabilities arising pursuant to its role as such representative, except for claims and liabilities arising from gross negligence or willful misconduct of the Subordinated Creditor Representative as finally determined pursuant to a final order of a court of competent jurisdiction; and provided, further that, promptly following the request of the Senior Creditor Representative, the Subordinated Creditor Representative shall deliver any Collateral in its possession to the Senior Creditor Representative, to be held by the Senior Creditor Representative in accordance with clause (a) above. Senior Creditor Representative, on its own behalf and on behalf of the Senior Creditors, hereby appoints Subordinated Creditor Representative as its gratuitous bailee and non-fiduciary representative for the purposes of perfecting its security interest as described in this Section 2.16(b). Subordinated Creditor Representative, in acting pursuant to this Section 2.16(b), shall not have, or be deemed to have, a fiduciary relationship in respect of Senior Creditor Representative or any Senior Creditor.

It is understood and agreed that this Section 2.16 is intended solely to assure perfection of the Liens granted under the applicable Senior Debt Documents and Subordinated Debt Documents, and nothing in this Section 2.16 shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement.

SECTION 3. APPLICATION OF PROCEEDS OF COMMON COLLATERAL; DISPOSITIONS AND RELEASES OF COMMON COLLATERAL; INSPECTION AND INSURANCE.

3.1. Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral, whether or not pursuant to a Proceeding, shall be distributed as follows: first to the Senior Creditor Representative for application to the Senior Debt in accordance with the terms of the Senior Debt Documents, until the Payment in Full of the Senior Debt has occurred and second, to the Subordinated Creditor Representative for application in accordance with the Subordinated Debt Documents until the payment in full of the Subordinated Debt (other than Unasserted Obligations), and thereafter, to the Borrower or as otherwise required by law. Until the occurrence of the Payment in Full of the Senior Debt, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Subordinated Creditor in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Senior Creditor Representative, for the benefit of the Senior Creditors, in the same form as received, with any necessary endorsements, and each Subordinated Creditor hereby authorizes the Senior Creditor Representative to make any such endorsements as agent for the Subordinated Creditor Representative (which authorization, being coupled with an interest, is irrevocable).

3.2. Releases of Subordinated Lien. (a) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the Senior Debt Documents that results in the release of the Senior Lien on any Common Collateral (including without limitation any sale or other disposition pursuant to any Collection Action), the Subordinated Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the Payment in Full of the Senior Debt occurs) shall be automatically and unconditionally released with no further consent or action of any Person.

(b) The Subordinated Creditor Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the Senior Creditor Representative shall request to evidence any release of the Subordinated Lien described in paragraph (a). The Subordinated Creditor Representative hereby appoints the Senior Creditor Representative and any officer or duly authorized person of the Senior Creditor Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Subordinated Creditor Representative and in the name of the Subordinated Creditor Representative or in the Senior Creditor Representative’s own name, from time to time, in the Senior Creditor Representative’s sole discretion, for the purposes of carrying out the terms of this Section 3.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 3.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

3.3. Inspection Rights and Insurance. (a) Subject to the Senior Debt Documents, any Senior Creditor and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the Senior Creditor Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Subordinated Creditor or liability to any Subordinated Creditor.

(b) Until the Payment in Full of the Senior Debt, subject to the Senior Debt Documents and solely to the extent required thereunder, the Senior Creditor Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that, subject to the Subordinated Debt Documents and solely to the extent required thereunder, the Subordinated Creditor Representative shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner satisfactory to the Senior Creditor Representative); (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

SECTION 4. INSOLVENCY PROCEEDINGS.

4.1. Filing of Motions. Until the Payment in Full of the Senior Debt has occurred, the Subordinated Creditor Representative agrees on behalf of itself and the other Subordinated Creditors that no Subordinated Creditor shall, in or in connection with any Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Common Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Senior Creditor Representative (including the validity and enforceability thereof) or any other Senior Creditor or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Subordinated Creditor Representative may file a proof of claim in a Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Subordinated Creditor Representative imposed hereby.

4.2 Financing Matters. If any Loan Party becomes subject to any Proceeding, and if the Senior Creditor Representative or the other Senior Creditors desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then the Subordinated Creditor Representative agrees, on behalf of itself and the other Subordinated Creditors, that each Subordinated Creditor (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 4.4 below and (c) will subordinate (and will be deemed hereunder to have subordinated) the Subordinated Liens (i) to such DIP Financing on the same terms as the Senior Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the Senior Creditors and (iii) to any “carve-out” agreed to by the Senior Creditor Representative or the other Senior Creditors, and (d) agrees that notice received five calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

4.3. Relief From the Automatic Stay. The Subordinated Creditor Representative agrees, on behalf of itself and the other Subordinated Creditors, that none of them will seek relief from the automatic stay or from any other stay in any Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the Senior Creditor Representative.

4.4. Adequate Protection. The Subordinated Creditor Representative, on behalf of itself and the other Subordinated Creditors, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by the Senior Creditor Representative or the other Senior Creditors for adequate protection or any adequate protection provided to the Senior Creditor Representative or the other Senior Creditors or (b) any objection by the Senior Creditor Representative or any other Senior Creditors to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to the Senior Creditor Representative or any other Senior Creditors under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 4.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 4.2(a) and 4.3), in any Proceeding, (i) if the Senior Creditors (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and the Senior Creditors do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral the Subordinated Creditor Representative, on behalf of itself and any of the Subordinated Creditors, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the Senior Debt and such DIP Financing on the same basis as the other Liens securing the Subordinated Debt Obligations are so subordinated to the Senior Debt under this Agreement and (y) superpriority claims junior in all respects to the superpriority claims granted to the Senior Creditors, provided, however, that the Subordinated Creditor Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Subordinated Creditors, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event the Subordinated Creditor Representative, on behalf of itself and the Subordinated Creditors, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then the Subordinated Creditor Representative, on behalf of itself or any of the Subordinated Creditors, agrees that the Senior Creditor Representative shall also be granted a senior Lien on such additional collateral as security for the Senior Debt and any such DIP Financing and that any Lien on such additional collateral securing the Subordinated Debt Obligations shall be subordinated to the Liens on such collateral securing the Senior Debt and any such DIP Financing (and all Obligations (as defined in the Credit Agreement) relating thereto) and any other Liens granted to the Senior Creditors as adequate protection, with such subordination to be on the same terms that the other Liens securing the Subordinated Debt Obligations are subordinated to such Senior Debt under this Agreement. The Subordinated Creditor Representative, on behalf of itself and the other Subordinated Creditors, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the Senior Creditor Representative.

4.5. Avoidance Issues. If any Senior Creditor is required in any Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Debt shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Payment in Full shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Subordinated Creditors agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

4.6. Asset Dispositions in a Proceeding. Neither the Subordinated Creditor Representative nor any other Subordinated Creditors shall, in a Proceeding or otherwise, oppose any sale or disposition of any assets of any Loan Party that is supported by the Senior Creditors, and the Subordinated Creditor Representative and each other Subordinated Creditor will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Senior Creditors and to have released their Liens on such assets.

4.7. Separate Grants of Security and Separate Classification. Each Subordinated Creditor acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Debt Documents and the Subordinated Debt Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Subordinated Debt Obligations are fundamentally different from the Senior Debt and must be separately classified in any plan of reorganization proposed or adopted in a Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Senior Creditor and Subordinated Creditors in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Subordinated Creditors hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Subordinated Creditors), the Senior Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of PostPetition Interest before any distribution is made in respect of the claims held by the Subordinated Creditors.

The Subordinated Creditors hereby acknowledge and agree to turn over to the Senior Creditors amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Subordinated Creditors.

4.8. No Waivers of Rights of Senior Creditors. Nothing contained herein shall prohibit or in any way limit the Senior Creditor Representative or any other Senior Creditor from objecting in any Proceeding or otherwise to any action taken by any Subordinated Creditor, including the seeking by any Subordinated Creditor of adequate protection (except as provided in Section 4.4) or the asserting by any Subordinated Creditor of any of its rights and remedies under the Subordinated Debt Documents or otherwise.

4.9. Plans of Reorganization. No Subordinated Creditor shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, in cash in full, all Senior Debt or (b) is accepted by the class of holders of Senior Debt voting thereon and is supported by the Senior Creditor Representative.

4.10. Other Matters. To the extent that the Subordinated Creditor Representative or any Subordinated Creditor has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, the Subordinated Creditor Representative agrees, on behalf of itself and the other Subordinated Creditors not to assert any of such rights without the prior written consent of the Senior Creditor Representative; provided that if requested by the Senior Creditor Representative, the Subordinated Creditor Representative shall timely exercise such rights in the manner requested by the Senior Creditor Representative, including any rights to payments in respect of such rights.

SECTION 5. CONTINUED EFFECTIVENESS OF THIS AGREEMENT.

The terms of this Agreement, the subordinations effected hereby, and the rights and the obligations of any Loan Party, the Senior Creditor Representative, the Senior Creditors, the Subordinated Creditor Representative, and the Subordinated Creditors arising hereunder shall not be affected, modified, or impaired in any manner or to any extent by the validity or enforceability of any of the Senior Debt Documents or the Subordinated Debt Documents, or any exercise or non-exercise of any right, power, or remedy under or in respect of the Senior Debt or the Senior Debt Documents or the Subordinated Debt or the Subordinated Debt Documents. The Subordinated Creditors and each other holder of Subordinated Debt hereby acknowledges that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before and after the commencement of a Proceeding.

SECTION 6. REPRESENTATIONS AND WARRANTIES.

6.1. Subordinated Creditor Representations and Warranties. Each Subordinated Creditor hereby represents and warrants to the Senior Creditors as follows:

(a) Existence and Power. Such Subordinated Creditor is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization.

(b) Authority. Such Subordinated Creditor has the power and authority to enter into, execute, deliver, and perform the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its organizational documents.

(c) Binding Agreements. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of such Subordinated Creditor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

(d) Conflicting Agreements; Litigation. No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree, or order binding on such Subordinated Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery, or performance of the terms of this Agreement by such Subordinated Creditor. The execution, delivery, and performance of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any lien or security interest in the property of such Subordinated Creditor pursuant to the terms of any such mortgage, indenture, contract, or agreement. No pending or, to the best of such Subordinated Creditor’s knowledge, threatened, litigation, arbitration, or other proceeding if adversely determined would in any way prevent the performance of the terms of this Agreement by such Subordinated Creditor.

(e) No Divestiture. Such Subordinated Creditor is the sole owner, beneficially and of record, of the Subordinated Debt held by it.

6.2. Senior Creditor Representative Representations and Warranties. The Senior Creditor Representative hereby represents and warrants to the Subordinated Creditors as follows:

(a) Existence and Power. The Senior Creditor Representative is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization.

(b)

Authority. The Senior Creditor Representative has the power and authority to enter into, execute, deliver, and perform the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its organizational documents.

(c)

Binding Agreements. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of the Senior Creditor Representative enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

(d)

Conflicting Agreements; Litigation. No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree, or order binding on the Senior Creditor Representative conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by the Senior Creditor Representative. The execution, delivery, and performance of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any lien or security interest in the property of the Senior Creditor Representative pursuant to the terms of any such mortgage, indenture, contract, or agreement. No pending or, to the best of the Senior Creditor Representative’s knowledge, threatened, litigation, arbitration, or other proceeding if adversely determined would in any way prevent the performance of the terms of this Agreement by the Senior Creditor Representative.

SECTION 7. CUMULATIVE RIGHTS; NO WAIVERS.

Each and any every right, remedy, and power granted to the Senior Creditors hereunder shall be cumulative and in addition to any other right, remedy, or power granted herein or in the Senior Debt Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by the Senior Creditors, from time to time, concurrently or independently and as often and in such order as the Senior Creditors may deem expedient. Any failure or delay on the part of the Senior Creditors in exercising any such right, remedy, or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the rights of the Senior Creditors thereafter to exercise the same, and any single or partial exercise of any such right, remedy, or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, or power, and no such failure, delay, abandonment, or single or partial exercise of the rights of the Senior Creditors or such holder hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

SECTION 8. AMENDMENTS AND WAIVERS.

Except as otherwise specifically provided for in this Agreement, any provision of this Agreement may be amended, waived or otherwise modified, if, but only if, such amendment, waiver or other modification is in writing and is (i) signed by each of the Senior Lenders (and if the obligations of the Senior Creditor Representative are affected thereby, with the written consent of the Senior Creditor Representative), (ii) signed by each of the Subordinated Lenders (and, if the obligations of the Subordinated Creditor Representative are affected thereby, with the written consent of the Subordinated Creditor Representative), and (iii) to the extent that such amendment, waiver or other modification is materially adverse to the interests of one or more of the Loan Parties, is acknowledged by such Loan Parties; and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose given. Any notice or demand given to the Subordinated Creditors by the Senior Creditor Representative, the Senior Creditors, or any holder of Senior Debt in any circumstances not specifically required hereby shall not entitle the Subordinated Creditors to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

SECTION 9. ADDITIONAL DOCUMENTS AND ACTIONS.

The Subordinated Creditors at any time, and from time to time, after the execution and delivery of this Agreement, promptly will execute and deliver such further documents and do such further acts and things as the Senior Creditor Representative may reasonably request that may be necessary in order to effect fully the purposes of this Agreement.

SECTION 10. NOTICES.

Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, or sent by recognized overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 3:00 p.m. (New York time) or, if not, on the next succeeding Business Day; or (c) if delivered by overnight courier, the Business Day after delivery to such courier properly addressed; or (d) if by United States mail or any other means, when received by the relevant party.

Notices shall be addressed as follows:

(a)	If to the Subordinated Creditor Representative (or to the Subordinated Creditors): HCLP Nominees, L.L.C.

17575 Fitzpatrick Lane

Occidental, CA 95465

Attention: David Wickline

Email: Dwickline@cali351.com

With copy to:

c/o Thompson & Knight LLP

One Arts Plaza, 1722 Routh Street, Suite 1500

Dallas, TX 75201

Attention: William Banowsky, Esq.

Email: Bill.Banowsky@tklaw.com

(b)If to the Senior Creditor Representative: HCLP

Nominees, L.L.C.

17575 Fitzpatrick Lane

Occidental, CA 95465

Attention: David Wickline

Email: Dwickline@cali351.com

With copy to:

c/o Thompson & Knight LLP

One Arts Plaza, 1722 Routh Street, Suite 1500

Dallas, TX 75201

Attention: William Banowsky, Esq.

Email: Bill.Banowsky@tklaw.com

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party given in accordance with this Section 10. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given (provided notice transmitted by e-mail shall not constitute proper notice under this Section).

SECTION 11. SEVERABILITY.

In the event that any provision of this Agreement is deemed to be invalid, illegal, or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

SECTION 12. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Senior Creditors and holders of the Senior Debt, the Subordinated Creditors and the holders of the Subordinated Debt, and the Loan Parties party hereto.

SECTION 13. EXECUTION; COUNTERPARTS.

This Agreement shall become effective on the execution hereof by HCLP, individually as Subordinated Creditor and as Subordinated Creditor Representative, and HCLP, individually as Senior Creditor and as Senior Creditor Representative, and the execution of an acknowledgement hereto by the Borrower; and it shall not be necessary for any other Senior Creditors or any other Subordinated Creditor to evidence their acceptance hereof. This Agreement may be executed in one or more counterpart originals, which, taken together, shall constitute one fully-executed instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 14. CONFLICT.

In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant, or condition of any of the Subordinated Debt Documents, the provisions of this Agreement shall control and govern.

SECTION 15. HEADINGS.

The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

SECTION 16. TERMINATION.

This Agreement shall terminate upon the Payment in Full of the Senior Debt in accordance with the terms of the Senior Debt Documents.

SECTION 17. APPLICABLE LAW.

This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York, without regard to conflicts of law principles.

SECTION 18. CONSENT TO JURISDICTION.

EACH OF THE SUBORDINATED CREDITORS, THE SENIOR CREDITORS, AND THE LOAN PARTIES HERETO HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO SENIOR CREDITOR REPRESENTATIVE’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS

AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF SUBORDINATED CREDITORS, THE SENIOR CREDITORS, AND THE LOAN PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF SUBORDINATED CREDITORS AND EACH LOAN PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUBORDINATED CREDITORS OR SUCH LOAN PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED.

SECTION 19. WAIVER OF JURY TRIAL.

EACH OF THE SUBORDINATED CREDITORS, THE SENIOR CREDITORS, AND THE LOAN PARTIES HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF SUBORDINATED CREDITORS, THE SENIOR CREDITORS, AND THE LOAN PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF SUBORDINATED CREDITORS, THE SENIOR CREDITORS, AND THE LOAN PARTIES HERETO WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

SECTION 20. REFINANCING OF SUBORDINATED DEBT.

The Subordinated Debt may be refinanced provided that (a) none of the terms and conditions of the refinancing debt (including those contained in the documentation with respect to the same), if such terms and conditions were in the form of an amendment, supplement or modification of the Subordinated Debt being refinanced, shall violate or conflict with Section 2.7 or other applicable Sections of this Agreement, and (b) the refinancing lender(s) and their agent(s) shall enter into a subordination agreement substantially identical to this Agreement with the applicable conforming changes satisfactory to the Senior Creditor representative.

SECTION 21. SUBORDINATED CREDITORS’ WAIVERS.

Each Subordinated Creditor expressly waives all notice of the acceptance by the Senior Creditors of the subordination and other provisions of this Agreement and all the notices not specifically required pursuant to the terms of this Agreement, whether in connection with foreclosure on or sale of assets or otherwise, whatsoever. Each Subordinated Creditor acknowledges that no Senior Creditor has made warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Debt or the Credit Agreement, the Senior Debt or the other Senior Debt Documents or the collectability of the Senior Debt, that each of the Senior Creditors shall be entitled to manage and supervise its financial arrangements with the Loan Parties in accordance with its usual practices, modified from time to time as it deems appropriate under the circumstances, without affecting the validity or enforceability of this Agreement and without regard to the existence of any rights that the such Subordinated Creditor may now or hereafter have in or to any of the assets of the Loan Party; and that no Senior Creditor shall have any liability to such Subordinated Creditor for, and such Subordinated Creditor waives any claim which such Subordinated Creditor may now or hereafter have against, each Senior Creditor arising out of (a) any and all actions which any Senior Creditor takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interest in any existing or future Common Collateral, actions with respect to the occurrence of a Senior Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Common Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) or to the collection of the Senior Debt or the valuation, use, protection or release of the Common Collateral, (b) any Senior Creditor’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or (c) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Loan Party, as debtor in possession in a Proceeding. Each Subordinated Creditor waives the right to assert the doctrine of marshalling with respect to any of the Common Collateral, and consents and agrees that the Senior Creditor Representative may proceed against any or all of the Common Collateral in such order as the Senior Creditor Representative shall determine in its sole discretion.

SECTION 22. AMENDMENT AND RESTATEMENT OF EXISTING SUBORDINATION AND INTERCREDITOR AGREEMENT.

The parties to this Agreement agree that this Agreement memorializes the terms and provisions agreed to by the parties effective as of the date hereof and the terms and provisions of the Existing Subordination and Intercreditor Agreement shall be deemed to be, and hereby are, amended, superseded and restated in their entirety, with effect as of the date hereof, by the terms and provisions of this Agreement. This Agreement is not intended to be, and shall not constitute, a novation. Without limiting the foregoing, upon the effectiveness of the amendment and restatement contemplated hereby, all references in the Senior Debt Documents and Subordinated Debt Documents to the “Subordination and Intercreditor Agreement” or “Subordination Agreement” shall be deemed to refer to this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR AND SUBORDINATED CREDITOR REPRESENTATIVE

HCLP NOMINEES, L.L.C.

BY: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David Wickline
Name: David Wickline
Title: Manager

SENIOR CREDITOR AND SENIOR CREDITOR REPRESENTATIVE

HCLP NOMINEES, L.L.C.

BY: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David Wickline
Name: David Wickline
Title: Manager

[Signature Page to Subordination and Intercreditor Agreement]

ACKNOWLEDGEMENT

The undersigned hereby acknowledge and consent to the foregoing Third Amended and Restated Subordination and Intercreditor Agreement, dated as of August 13, 2020, by and among HCLP NOMINEES, L.L.C., individually as a Subordinated Creditor and as Subordinated Creditor Representative, and HCLP NOMINEES, L.L.C., individually as a Senior Creditor and as Senior Creditor Representative (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the “Subordination Agreement”). Unless otherwise defined in this Acknowledgement, terms defined in the Subordination Agreement have the same meanings when used in this Acknowledgement.

Each Loan Party signatory hereto agrees to be bound by the Subordination Agreement. Each Loan Party signatory hereto agrees that they are not a beneficiary or third party beneficiary of the Subordination Agreement, and that the Subordination Agreement may be amended, restated, supplemented or otherwise modified as provided in the Subordination Agreement, and without notice to, or the consent of, such Loan Party, or any other Person, except as otherwise expressly provided therein.

Notwithstanding any other provision herein, it is expressly understood and agreed by the parties hereto that (a) this Acknowledgement is executed and delivered by Delaware Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreements of the undersigned Delaware statutory trusts (each a “DST”), (b) each of the representations, undertakings and agreements herein made on the part of a DST is made and intended not as personal representations, undertakings and agreements by Delaware Trust Company but is made and intended for the purpose for binding only each DST, (c) nothing herein contained shall be construed as creating any liability on Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the DSTs or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by a DST under this Acknowledgement or any other related documents. Dated: August 13, 2020

[SIGNATURE PAGES TO FOLLOW]

BORROWER:

BENEFICIENT CAPITAL COMPANY, L.L.C.

By:	/s/ Gregg Ezell
Name: Greg Ezell
Title: Chief Financial Officer

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

GUARANTORS:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: The Beneficient Company Group, L.P., its general partner

By: Beneficient Management, L.L.C., its general partner

By:	/s/ Gregg Ezell
Name: Greg Ezell
Title: Chief Financial Officer

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-1 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-2 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-3 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-4 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-5 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-6 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-7 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-8 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-9 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-12 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-14 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-15 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-16 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-17 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-18 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-19 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-20 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-21 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-22 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-23 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-24 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-25 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-26 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

LT-27 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]

LT-28 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Subordination and Intercreditor Agreement - Acknowledgment]